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                                                                Exhibit 10.25(k)

                                                      INTEROFFICE CORRESPONDENCE
PLAYBOY ENTERPRISES, INC.

           DATE:     MAY 1, 1996
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           TO:       HERB LANEY
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           FROM:     CHRISTIE HEFNER
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           SUBJECT:  SPECIAL INCENTIVE COMPENSATION PLAN
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        I'M VERY PLEASED TO EXTEND YOUR SPECIAL INCENTIVE COMPENSATION PLAN FOR
        AN ADDITIONAL THREE YEARS.

        UNDER THIS EXTENSION, AND IN ADDITION TO YOUR PARTICIPATION IN THE INCENTIVE COMPENSATION PLAN FOR SENIOR EXECUTIVES, THE COMPANY WILL PAY YOU 5% ON ALL PRE-TAX OPERATING PROFITS EARNED BY THE CATALOG GROUP IN EXCESS OF THE FISCAL 1996 OPERATING PROFITS OF THE GROUP BASED ON CUMULATIVE PROFITS ACHIEVED OVER A THREE YEAR PERIOD FROM FISCAL YEAR 1997 THROUGH FISCAL YEAR 1999. (BY WAY OF EXAMPLE, IF FISCAL YEAR 1996 OPERATING PROFITS FOR THE GROUP ARE $5,521,000, YOU WOULD BE ENTITLED TO 5% OF THE CUMULATIVE PROFITS IN EXCESS OF $16,563,000.) YOUR PAYOUT IS CONDITIONED UPON YOUR BEING EMPLOYED BY PEI THROUGH FISCAL 1999.